                                                                   EXHIBIT 10.21

                SEVENTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT
                ------------------------------------------------

          SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 31, 2000, among HIGHLANDS INSURANCE GROUP, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks") and THE CHASE MANHATTAN BANK, as administrative agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as so defined.

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of April 30, 1997 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;

          NOW, THEREFORE, it is agreed:

          1. The Banks hereby waive any Default or Event of Default that has arisen as a result of the failure of the Borrower to deliver to the Banks the documentation set forth in Section 6.01(a)(i), (ii) and (iv) of the Credit Agreement, Section 6.01(c) of the Credit Agreement and Section 6.01(d) of the Credit Agreement, in each case in respect of its fiscal year ended December 31, 2000; it being understood and agreed, however, in the event that any such documentation is not delivered to the Banks on or prior to May 1, 2001, the foregoing Defaults and Events of Default shall automatically be reinstated on such date at which time the waivers set forth in this Section 1 shall cease to have any further force or effect.

          2. Section 2.01 of the Credit Agreement is hereby amended by adding the following new clause (d) at the end thereof:

                    "(d) On the earlier of (i) the repayment of all outstanding Loans and the termination of the Total Commitment and (ii) December 31, 2001, the Borrower shall pay to the Administrative Agent for the account of each Approving Bank an amendment fee equal to 0.45% of such Approving Bank's Commitment on the Seventh Amendment Effective Date."

          3. Section 6.01 of the Credit Agreement is hereby amended by inserting the following new clauses (l) and (m) at the end thereof:

                    "(l) As soon as available and in any event within 5 days following the close of each fiscal month of the Borrower, a statement of the Borrower's sources and uses of cash for such month.

                    (m) Promptly and in any event within two Business Days following the receipt thereof, copies of any notifications or other correspondence the Borrower or any of its Subsidiaries receives from
          (i) the Commissioner or The Financial Program of the Texas Department of Insurance (including any such notice or correspondence informing any such Person that HIC may not make any Dividends to the Borrower) and (ii) S&P, Moody's or any other rating agency of the Borrower's debt or equity securities."

          4. Notwithstanding anything to contrary contained in Section 7.02(f) of the Credit Agreement or in any other provision of the Credit Agreement, unless the Required Banks otherwise agree, from and
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after the Seventh Amendment Effective Date (as defined below), neither the
Borrower nor any of its Subsidiaries shall be permitted to consummate any Permitted Acquisitions.

          5. Notwithstanding anything to the contrary contained in Section 7.02(e)(i) (or elsewhere) of the Credit Agreement, the Banks hereby agree that the Borrower or one of its Subsidiaries may sell for cash that certain Real Property located at 1000 Lenox Drive, Lawrenceville, New Jersey so long as 100% of the Net Cash Proceeds therefrom are applied to increase the Statutory Surplus of Northwestern National, it being understood and agreed that from and after the sale of such Real Property, no further sales or other dispositions of the Borrower's or any of its Subsidiaries' property or assets may be made pursuant to Section 7.02(e) of the Credit Agreement.

          6. Section 7.04(k) of the Credit Agreement is hereby amended by deleting the word "Other" appearing therein and adding the words "With the prior written consent of the Required Banks, other" in lieu thereof.

          7. Section 7.05 of the Credit Agreement is hereby amended by inserting the text "With the prior written consent of the Required Banks" at the beginning of clause (j) thereof.

          8. Section 7.07(a) of the Credit Agreement is hereby amended by adding the words "with the prior written consent of the Required Banks," at the beginning of clauses "(ii)", "(iv)" and "(v)" thereof.

          9. Section 7.09 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following Section 7.09 in lieu thereof:

               "7.09 Creation of Subsidiaries. Unless the Required Banks
                     ------------------------
          otherwise agree, the Borrower shall not create or acquire any Subsidiary."

          10. Section 7.11 of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.11 is inserted in lieu thereof:

               "7.11 Leverage Ratio.  The Borrower will not permit the ratio of
                     --------------
          (i) Consolidated Indebtedness to (ii) Total Capital (x) at any time during the Borrower's fiscal quarter ending December 31, 2000, to be greater than 40%, (y) at any time during the Borrower's fiscal year 2001, to be greater than .45:1 and (z) at any time thereafter, to be greater than .31:1."

          11. Section 7.12 of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.12 is hereby inserted in lieu thereof:

               "7.12 Interest Coverage Ratio.  The Borrower will not permit the
                     -----------------------
          Interest Coverage Ratio for any Test Period ending (i) on December 31, 2000 to be less than 2.50:1.00, (ii) on September 30, 2001 to be less than 1.80:1.00, (iii) on December 31, 2001 to be less than 2.00:1.00 and (iv) thereafter to be less than 2.50:1.00. "

          12. Section 7.13 of the Credit Agreement is hereby deleted in its entirety and the following new section 7.13 is hereby inserted in lieu thereof:

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               "7.13 Minimum Statutory Surplus.  (a) the Borrower will not
                     -------------------------
          permit HIC, on a combined basis, to have during any period set forth below a Statutory Surplus of less than the amount set forth below:

          Period                                            Amount
          ------                                          -----------
          From September 30, 2000 to
           and including December 31, 2000               $125,000,000

          January 1, 2001 to
           and including March 31, 2001                  $115,000,000

          April 1, 2001 to and including
           June 30, 2001                                 $115,000,000

          July 1, 2001 to and including
           September 30, 2001                            $120,000,000

          October 1, 2001 to and including
           December 31, 2001                             $125,000,000

          Thereafter                                     $185,000,000

          (b) The Borrower will not permit VIK on a combined statutory basis to have during any period set forth below a Statutory Surplus of less than the amount set forth below:

          Period                                Amount
          ------                              -----------
          From September 30, 2000 to and
           including December 31, 2000        $65,000,000

          January 1, 2001 to and including
           March 31, 2001                     $60,000,000

          April 1, 2001 to and including
           June 30, 2001                      $60,000,000

          July 1, 2001 to and including
           September 30, 2001                 $65,000,000

          October 1, 2001 to and including
           December 31, 2001                  $70,000,000

          Thereafter                          $100,000,000"

          13. Clause (a) of Section 7.14 of the Credit Agreement is hereby deleted in its entirety and the following new clause (a) is hereby inserted in lieu thereof:


               "(a) The Borrower will not permit the Risk-Based Capital for (x) HIC during (i) the Borrower's fiscal quarter ending December 31, 2000 to be less than 205%, (ii) the Borrower's fiscal year 2001 to be less than 190% and (ii) thereafter to be less than 275% and (y) Northwestern National to be less than 275% at any time."

          14. Section 7 of the Credit Agreement is hereby amended by inserting the following new Sections 7.18 and 7.19 at the end thereof:

               "7.18  No Payment of Interest on the 10% Convertible Subordinated
                      ----------------------------------------------------------
          Debentures. The Borrower shall not, and shall not permit any of its
          ----------
          Subsidiaries to, make any payments of interest on the 10% Convertible Subordinated Debentures, provided that in lieu of paying interest on the 10% Convertible Subordinated Debentures that would otherwise be payable thereon on June 30, 2001 and December 31, 2001 (pursuant to the terms thereof on the Seventh Amendment Effective Date), the Borrower may issue, within

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          14 days following the Seventh Amendment Effective Date, new 12.5%
          convertible subordinated debentures in an aggregate principal amount not to exceed the interest that would otherwise be payable on such dates as long as such convertible subordinated debentures are in form and substance and have terms and conditions identical to the 10% Convertible Subordinated Debentures outstanding on the Seventh Amendment Effective Date, with such changes as may be acceptable to the Administrative Agent (such new convertible subordinated debentures, the "PIK Convertible Subordinated Debentures").

               7.19  Minimum Deposit in Interest Escrow Account.  The Borrower
                     ------------------------------------------
          will cause at least $3,000,000 to be maintained in the Interest Escrow Account at all times."

          15. The definition of "Asset Sale" appearing in Section 9 of the Credit Agreement is hereby amended by deleting clause (ii) appearing therein in its entirety and inserting the following new clause (ii) in lieu thereof:

                    "(ii) the sale of that certain Real Property located at 1000 Lenox Drive, Lawrenceville, New Jersey so long as 100% of the Net Cash Proceeds therefrom are applied to increase the Statutory Surplus of Northwestern National".

          16.  The definition of Consolidated Interest Expense contained in
Section 9 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

          ", provided that from and after the Seventh Amendment Effective Date, interest on the 10% Convertible Subordinated Debentures shall not be included in arriving at Consolidated Interest Expense for the relevant period so long as all such interest was paid in kind during such period rather than paid in cash."

          17.  The definition of "Maximum Dividends Available" appearing in
Section 9 of the Credit Agreement is hereby amended by deleting the proviso contained therein in its entirety and inserting the following new proviso in lieu thereof:

               "provided that, solely for purposes of determining compliance
                --------
          with Section 7.12 (and not for determining the Applicable Percentage or for any other purpose), for any Regulated Insurance Company ("RIC") for any Test Period ending in 2001, the "Maximum Dividends Available" shall mean the dividends permitted to be paid by such RIC to its parent company under applicable Legal Requirements during the fiscal year in which such Test Period occurs divided by (to the extent any such Test Period ends prior to December 31, 2001), in the case of any such Test Period ending on September 30, 2001, 4/3

          18. The definition of 10% Convertible Subordinated Debentures is hereby amended by inserting the following text at the end thereof:

          "and (ii) those certain PIK Convertible Subordinated Debentures issued in accordance with Section 7.18, as in effect upon the issuance thereof and as subsequently modified, amended, or supplemented as provided for therein and herein."

          19. Section 9 of the Credit Agreement is hereby amended by deleting the definition of "Test Period" appearing therein in its entirety and inserting the following new definition of "Test Period" in lieu thereof:

               "Test Period" shall mean the four consecutive fiscal quarters of the Borrower then last ended provided that for purposes of Section
          7.12 for the quarter ending September 30, 2001, "Test Period" shall mean the period from January 1, 2001 to the last day of each such quarter.

          20. Section 9 of the Credit Agreement is hereby amended by inserting the following definitions in the proper alphabetical order:

          "Interest Escrow Account" shall mean that certain escrow account established pursuant to that certain Interest Escrow Account Agreement entered into between the Borrower and Chase, as collateral agent, pursuant to the Seventh Amendment.

          "PIK Convertible Subordinated Debentures" shall have the meaning provided for in Section 7.18.

          "Seventh Amendment" shall mean the Seventh Amendment to this Agreement among the Borrower and the Banks dated as of April 13, 2001.

          "Seventh Amendment Effective Date" shall mean April 13, 2001.

          21. The Banks hereby agree that the 10% Convertible Subordinated Debentures may be amended solely to provide that interest thereon shall be payable in kind rather than in cash.

          22. The Borrower and the Banks hereby agree that in the event that the Borrower is required to restate, or voluntarily restates any or all of the financial statements (or any information provided for therein) required to be delivered pursuant to Section 6.01(a) of the Credit Agreement at any time following the delivery thereof and as a result of any such restatement, the Borrower shall not be in compliance with any of Sections 7.11 through 7.15, inclusive, for the Test Period ended December 31, 2000 (or as of December 31, 2000, as the case may be), then on such date of restatement an Event of Default under Section 8.03 of the Credit Agreement shall be deemed to have occurred.

          23. Within five Business Days following the Seventh Amendment Effective Date, the Borrower shall have executed and delivered to the Administrative Agent an Interest Escrow Account Agreement in form and substance satisfactory to the Administrative Agent.

          24. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Seventh Amendment Effective Date (as hereinafter defined) except to the extent such representations and warranties expressly relate to an earlier date and (ii) there exists no Default or Event of Default on the Seventh Amendment Effective Date after giving effect to this Amendment.

          25. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          26. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          27. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          28. This Amendment shall become effective as of the date first referenced above on the date (the "Seventh Amendment Effective Date") when:

          (i) the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent at the Notice Office, (ii) the Administrative Agent shall have received evidence satisfactory to it that the 10%

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

Convertible Subordinated Debentures held by IP shall have been amended or otherwise modified to provide that interest thereon shall at no time be payable in cash from and after the Seventh Amendment Effective Date, (iii) the Borrower shall have deposited $4,000,000 into an account designated by the Administrative Agent, which funds will be held in such account until such time that the Interest Escrow Account has been established pursuant to the Interest Escrow Account Agreement referred to in Paragraph 23 herein and (iv) the Borrower shall have paid to the Administrative Agent for the account of each Bank that has executed a counterpart of the Seventh Amendment and delivered same to the Administrative Agent at the Notice Office on or prior to 4:00PM (New York time) on April 13, 2001 an amendment fee equal to 0.50% of such Bank's Commitment at such time.

          29. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                *      *      *

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          IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              HIGHLANDS INSURANCE GROUP, INC.

                              By__________________________________
                                Title

                              THE CHASE MANHATTAN BANK,
                               Individually and as Administrative Agent

                              By__________________________________
                                Title:

                              FLEET NATIONAL BANK

                              By__________________________________
                                Title:

                              BANK OF MONTREAL

                              By__________________________________
                                Title:

                              BANK ONE, NA

                              By__________________________________
                                Title:

                              DRESDNER BANK AG, New York

                              and Grand Cayman Branches

                              By__________________________________
                                Title:

                              By__________________________________
                                Title:

                              BANK OF AMERICA

                              By__________________________________

                                Title:

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